UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, New York 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

Legg Mason Partners

Intermediate-Term U.S. Government Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing

Legg Mason Partners Intermediate-Term U.S. Government Fund	I

Letter from the chairman continued

contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period ended June 30, 2008, both short- and long-term Treasury yields experienced periods of volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended June 30, 2008, two-year Treasury yields fell from 3.05% to 2.63%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 3.99%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned a modest 1.13%.

II	Legg Mason Partners Intermediate-Term U.S. Government Fund

Performance review

For the six months ended June 30, 2008, Class A shares of Legg Mason Partners Intermediate-Term U.S. Government Fund, excluding sales charges, returned -4.06%. The Fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexvii, returned 2.38% over the same time frame. The Lipper Short-Intermediate U.S. Government Funds Category Average1 returned 0.96%.

PERFORMANCE SNAPSHOT as of June 30, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Intermediate-Term U.S. Government Fund — Class A Shares	-4.06%
Citigroup 1-10 Year Treasury Bond Index	2.38%
Lipper Short-Intermediate U.S. Government Funds Category Average[1]	0.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -4.25%, Class C shares returned -4.32% and Class O shares returned -3.93% over the six months ended June 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended June 30, 2008 for Class A, B, C and O shares were 3.45%, 3.29%, 3.03% and 3.79%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and O shares would have been 3.22%, 3.04%, 2.82% and 3.52%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expenses for Class A, Class B, Class C and Class O shares were 1.41%, 1.60%, 1.79% and 1.02%, respectively.
As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.80% for Class A shares, 1.05% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares. These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Intermediate-Term U.S. Government Fund	III

Letter from the chairman continued

Special shareholder notice

Effective May 15, 2008, the Fund’s name changed to Legg Mason Partners Intermediate-Term U.S. Government Fund. The Fund previously operated under the name Legg Mason Partners Short/Intermediate U.S. Government Fund. The Fund’s investment objective continues to be to seek to maximize total return, consistent with the preservation of capital. The Fund’s principal investment strategy continues to be to invest, under normal circumstances, substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The Fund continues, under normal circumstances, to maintain an average portfolio effective duration of between one and a half and four and a half years. Under normal circumstances, the Fund maintains a dollar-weighted average portfolio maturity of more than three and less than ten years.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to financial statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

IV	Legg Mason Partners Intermediate-Term U.S. Government Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The value of the Fund will fluctuate with market conditions and neither share price nor income from the Fund is guaranteed by the U.S. government. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	Source: Bloomberg, 7/08.

iii	Source: The Conference Board, 7/08.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of short-term and medium-term U.S. Treasury securities.

Legg Mason Partners Intermediate-Term U.S. Government Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — June 30, 2008

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(4.06)%	$1,000.00	$959.40	0.80%	$3.90
Class B	(4.25)	1,000.00	957.50	1.05	5.11
Class C	(4.32)	1,000.00	956.80	1.30	6.32
Class O	(3.93)	1,000.00	960.70	0.55	2.68

[1]	For the six months ended June 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.89	0.80%	$4.02
Class B	5.00	1,000.00	1,019.64	1.05	5.27
Class C	5.00	1,000.00	1,018.40	1.30	6.52
Class O	5.00	1,000.00	1,022.13	0.55	2.77

[1]	For the six months ended June 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2008

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 87.9%
	FHLMC — 15.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
$475	11.750% due 7/1/15(a)	$506
24,395	8.000% due 7/1/20(a)	26,056
1,162,875	9.500% due 1/1/21(a)	1,282,676
393,491	5.659% due 7/1/32(a)(b)	400,382
1,818,298	5.000% due 8/1/33(a)	1,753,841
463,523	5.899% due 1/1/37(a)(b)	471,653
	Gold:
230,568	6.000% due 7/1/10 - 7/1/29(a)	235,103
27,606	7.000% due 5/1/11 - 8/1/11(a)	28,793
8,111	8.000% due 12/1/19(a)	8,610
3,241,886	5.500% due 11/1/35 - 1/1/38(a)	3,198,403
200,000	5.000% due 7/14/38(a)(c)	191,656
	Total FHLMC	7,597,679
	FNMA — 68.9%
	Federal National Mortgage Association (FNMA):
18,554	12.500% due 9/20/15 - 1/1/16(a)	20,909
32,077	12.000% due 1/1/16(a)	35,997
455,387	8.500% due 8/1/19 - 10/1/30(a)	496,046
655	11.500% due 9/1/19(a)	730
7,998	10.500% due 8/1/20(a)	9,266
15,100,000	5.000% due 7/17/23 - 8/13/38(c)	14,484,733
11,700,000	5.500% due 7/17/23 - 8/13/38(c)	11,612,984
1,230,000	6.000% due 7/17/23(c)	1,260,942
161,935	7.000% due 1/1/25(a)	171,956
2,660,884	6.000% due 2/1/29 - 7/1/37(a)	2,692,911
14,336	7.500% due 9/1/30(a)	15,452
646,952	5.500% due 11/1/36(a)	638,954
696,055	6.350% due 7/1/37(a)(b)	719,055
531,935	5.750% due 8/1/37(a)(b)	538,980
497,277	6.500% due 11/1/37(a)	512,624
	Total FNMA	33,211,539
	GNMA — 3.2%
	Government National Mortgage Association (GNMA):
217,246	8.500% due 6/15/25(a)	240,078
689,129	6.000% due 4/15/37 - 11/15/37(a)	700,665
300,000	5.000% due 7/21/38 - 8/20/38(c)	290,172

See Notes to Financial Statements.

4	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND
FACE AMOUNT	SECURITY	VALUE

	GNMA — 3.2% continued
$300,000	6.000% due 7/21/38 - 8/20/38(c)	$304,094
	Total GNMA	1,535,009
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $42,349,253)	42,344,227
ASSET-BACKED SECURITIES — 10.8%
	Credit Card — 2.1%
1,000,000	Capital One Multi-Asset Execution Trust, 2.561% due 1/17/12(a)(b)	997,871
	Home Equity — 7.6%
392,173	ACE Securities Corp., 2.613% due 2/25/31(a)(b)	342,978
198,576	Bravo Mortgage Asset Trust, 2.613% due 7/25/36(a)(b)(d)	194,946
	Countrywide Home Equity Loan Trust:
394,727	2.761% due 2/15/34(a)(b)	248,757
435,988	2.731% due 5/15/34(a)(b)(d)	239,194
501,265	2.611% due 7/15/36(a)(b)	317,550
472,306	5.900% due 8/15/37(a)(b)	329,660
874,041	GMAC Mortgage Corp. Loan Trust, 2.693% due 11/25/36(a)(b)	451,187
201,786	GSAMP Trust, 2.573% due 5/25/36(a)(b)	104,675
465,414	Indymac Seconds Asset Backed Trust, 2.613% due 6/25/36(a)(b)	176,228
491,225	Lehman XS Trust, 2.553% due 8/25/46(a)(b)(e)	465,288
60,216	Morgan Stanley Ixis Real Estate Capital Trust, 2.513% due 7/25/36(a)(b)	60,058
	SACO I Trust:
427,593	2.613% due 6/25/36(a)(b)	144,284
469,304	2.613% due 7/25/36(a)(b)	81,314
519,565	Structured Asset Securities Corp., 2.593% due 2/25/36(a)(b)(d)	140,871
507,377	Truman Capital Mortgage Loan Trust, 2.743% due 3/25/36(a)(b)(d)(e)	344,722
	Total Home Equity	3,641,712
	Student Loan — 1.1%
80,000	Nelnet Student Loan Trust, 4.100% due 4/25/24(a)(b)(e)	80,209
472,624	SLM Student Loan Trust, 2.910% due 7/25/17(a)(b)	470,956
	Total Student Loan	551,165
	TOTAL ASSET-BACKED SECURITIES (Cost — $7,957,963)	5,190,748
COLLATERALIZED MORTGAGE OBLIGATIONS — 26.6%
517,528	American Home Mortgage Assets, 2.673% due 10/25/46(a)(b)	364,761
60,000	Banc of America Commercial Mortgage Inc., 5.838% due 6/10/49(a)(b)	56,843
298,106	Bear Stearns ARM Trust, 5.451% due 2/25/36(a)(b)	260,790

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND
FACE AMOUNT	SECURITY	VALUE

	Bear Stearns Structured Products Inc.:
$505,553	2.832% due 9/26/37(a)(b)(d)(e)	$502,363
575,701	3.083% due 9/27/37(a)(b)(d)(e)	547,314
	Countrywide Alternative Loan Trust:
235,321	2.743% due 6/25/35(a)(b)	178,293
1,253,905	2.682% due 7/20/46(a)(b)	815,244
708,278	2.673% due 9/25/46(a)(b)	498,286
310,000	CS First Boston Mortgage Securities Corp., 5.100% due 8/15/38(a)(b)	296,374
	Federal Home Loan Mortgage Corp. (FHLMC):
121,832	4.500% due 4/15/32(a)	107,018
1,444,972	PAC IO, 5.000% due 5/15/23(f)	253,866
505,854	Federal National Mortgage Association (FNMA), Whole Loan, 6.027% due 6/25/33(a)(b)	498,270
70,000	GE Capital Commercial Mortgage Corp., 5.543% due 12/10/49(a)	65,699
525,206	Greenpoint Mortgage Funding Trust, 2.583% due 9/25/46(a)(b)(e)	482,286
	Harborview Mortgage Loan Trust:
652,448	2.693% due 11/19/36(a)(b)	461,080
573,048	2.683% due 9/19/46(a)(b)	397,002
482,691	IMPAC Secured Assets Corp., 2.803% due 3/25/36(a)(b)	360,701
1,090,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43(a)	1,034,538
140,000	LB-UBS Commercial Mortgage Trust, 5.661% due 3/15/39(a)(b)	135,951
512,864	Luminent Mortgage Trust, 2.673% due 5/25/46(a)(b)	367,929
	MASTR ARM Trust:
36,760	6.763% due 12/25/34(a)(b)	36,740
517,033	2.683% due 5/25/47(a)(b)	363,135
230,000	Merrill Lynch Mortgage Trust, 5.842% due 5/12/39(a)(b)	224,210
	Morgan Stanley Mortgage Loan Trust:
288,034	2.633% due 3/25/36(a)(b)	155,377
289,357	2.553% due 6/25/36(a)(b)	258,969
547,733	Novastar Mortgage-Backed Notes, 2.673% due 9/25/46(a)(b)	391,156
176,892	Opteum Mortgage Acceptance Corp., 2.573% due 4/25/36(a)(b)	168,532
194,555	Provident Funding Mortgage Loan Trust, 5.734% due 5/25/35(a)(b)	189,839
636,049	Structured Asset Mortgage Investments Inc., 2.663% due 7/25/46(a)(b)	449,675
	Thornburg Mortgage Securities Trust:
209,181	6.216% due 9/25/37(a)(b)	198,877
224,152	6.216% due 9/25/37(a)(b)	214,379
658,130	2.588% due 5/25/46(a)(b)	648,631

See Notes to Financial Statements.

6	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND
FACE AMOUNT	SECURITY	VALUE

$714,301	2.593% due 6/25/46(a)(b)	$708,273
	Washington Mutual Inc.:
396,799	2.753% due 12/25/45(a)(b)	307,229
173,100	2.773% due 12/25/45(a)(b)	151,734
399,145	Washington Mutual Pass-Through Certificates, 2.763% due 11/25/45(a)(b)	302,456
355,066	Zuni Mortgage Loan Trust, 2.613% due 8/25/36(a)(b)	338,959
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,329,495)	12,792,779
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 14.5%
	U.S. Government Agencies — 14.4%
2,000,000	Federal Home Loan Bank (FHLB), 2.450% due 9/11/08(a)	1,999,558
2,900,000	Federal Home Loan Mortgage Corp. (FHLMC), 2.414% due 10/19/09(a)(b)	2,900,345
2,000,000	Federal National Mortgage Association (FNMA), Notes, 5.122% due 2/17/09(a)(b)	2,024,320
	Total U.S. Government Agencies	6,924,223
	U.S. Government Obligations — 0.1%
60,000	U.S. Treasury Notes, 4.750% due 8/15/17(a)	63,581
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $6,961,976)	6,987,804
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.4%
	U.S. Treasury Bonds, Inflation Indexed:
97,393	2.000% due 1/15/26(a)	96,594
564,471	2.375% due 1/15/27(a)	591,945
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $653,604)	688,539
SHARES
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Thrifts & Mortgage Finance — 0.6%
7,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)	171,922
4,525	Federal National Mortgage Association (FNMA), 8.250%(a)	103,849
	TOTAL PREFERRED STOCKS (Cost — $290,000)	275,771
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $73,542,291)	68,279,868

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 17.1%
	U.S. Government Agencies — 9.8%
	Federal Home Loan Bank (FHLB), Discount Notes:
$2,600,000	2.123% due 10/24/08(g)	$2,580,107
2,000,000	2.512% due 10/28/08(g)	1,984,166
167,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.691% - 1.825% due 12/15/08(g)(h)	165,075
	Total U.S. Government Agencies	4,729,348
	Repurchase Agreement — 7.3%
3,525,000	Morgan Stanley tri-party repurchase agreement dated 6/30/08, 2.400% due 7/1/08; Proceeds at maturity — $3,525,235; (Fully collateralized by U.S. government agency obligation, 0.000% due 12/30/08; Market value — $3,598,344) (Cost — $3,525,000)	3,525,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $8,256,793)	8,254,348
	TOTAL INVESTMENTS — 158.9% (Cost — $81,799,084#)	76,534,216
	Liabilities in Excess of Other Assets — (58.9)%	(28,371,240)
	TOTAL NET ASSETS — 100.0%	$48,162,976

(a)	All or a portion of this security is segregated for open futures contracts and to-be-announced (“TBA”) securities.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(c)	This security is traded on TBA basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(f)	Illiquid security.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
GMAC	—General Motors Acceptance Corp.
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.
PAC	—Planned Amortization Class

See Notes to Financial Statements.

8	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $81,799,084)	$76,534,216
Cash	494
Receivable for securities sold	12,692,841
Dividends and interest receivable	159,550
Receivable for Fund shares sold	23,010
Principal paydown receivable	14,953
Receivable from broker — variation margin on open futures contracts	3,024
Prepaid expenses	23,699
Total Assets	89,451,787
LIABILITIES:
Payable for securities purchased	41,045,606
Distributions payable	38,735
Payable for Fund shares repurchased	33,733
Distribution fees payable	17,048
Investment management fee payable	12,360
Trustees’ fees payable	11,465
Accrued expenses	129,864
Total Liabilities	41,288,811
TOTAL NET ASSETS	$48,162,976
NET ASSETS:
Par value (Note 7)	$53
Paid-in capital in excess of par value	57,428,532
Overdistributed net investment income	(55,172)
Accumulated net realized loss on investments, futures contracts and options written	(3,875,391)
Net unrealized depreciation on investments and futures contracts	(5,335,046)
TOTAL NET ASSETS	$48,162,976
Shares Outstanding:
Class A	2,709,378
Class B	967,477
Class C	1,441,800
Class O	163,897
Net Asset Value:
Class A1 (and redemption price)	$9.08
Class B	$9.12
Class C	$9.19
Class O (and redemption price)	$9.09
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.29

[1]	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 3).

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

INVESTMENT INCOME:
Interest	$1,216,157
Dividends	13,661
Total Investment Income	1,229,818
EXPENSES:
Investment management fee (Note 3)	146,643
Distribution fees (Notes 3 and 5)	112,483
Registration fees	31,561
Legal fees	15,817
Audit and tax	15,379
Shareholder reports (Note 5)	11,446
Custody fees	2,382
Transfer agent fees (Note 5)	1,957
Insurance	1,519
Trustees’ fees	1,368
Miscellaneous expenses	2,766
Total Expenses	343,321
Less: Fee waivers and/or expense reimbursements (Note 3)	(84,165)
Fees paid indirectly (Note 1)	(31)
Net Expenses	259,125
NET INVESTMENT INCOME	970,693
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	311,449
Futures contracts	(59,643)
Options written	103,165
Net Realized Gain	354,971
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,423,974)
Futures contracts	(57,333)
Options written	(21,488)
Change in Net Unrealized Appreciation/Depreciation	(3,502,795)
Net Loss on Investments, Futures Contracts and Options Written	(3,147,824)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,177,131)

See Notes to Financial Statements.

10	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$970,693	$2,945,081
Net realized gain	354,971	368,367
Change in net unrealized appreciation/depreciation	(3,502,795)	(1,867,590)
Increase (Decrease) in Net Assets From Operations	(2,177,131)	1,445,858
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,005,070)	(3,043,314)
Decrease in Net Assets From Distributions to Shareholders	(1,005,070)	(3,043,314)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	4,128,021	14,705,301
Reinvestment of distributions	692,685	2,051,525
Cost of shares repurchased	(11,640,207)	(40,845,363)
Decrease in Net Assets From Fund Share Transactions	(6,819,501)	(24,088,537)
DECREASE IN NET ASSETS	(10,001,702)	(25,685,993)
NET ASSETS:
Beginning of period	58,164,678	83,850,671
End of period*	$48,162,976	$58,164,678
* Includes overdistributed net investment income of:	$(55,172)	$(20,795)

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	11

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.65	$9.89	$9.93	$10.22	$10.35	$10.48
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.18	0.45	0.39	0.36	0.35	0.27
Net realized and unrealized loss	(0.57)	(0.22)	(0.01)	(0.26)	(0.10)	(0.10)
Total income (loss) from operations	(0.39)	0.23	0.38	0.10	0.25	0.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.47)	(0.42)	(0.39)	(0.38)	(0.30)
Total distributions	(0.18)	(0.47)	(0.42)	(0.39)	(0.38)	(0.30)
NET ASSET VALUE, END OF PERIOD	$9.08	$9.65	$9.89	$9.93	$10.22	$10.35
Total return[4]	(4.06)%	2.34%	3.88%	1.03%	2.51%	1.61%
NET ASSETS, END OF PERIOD (000s)	$24,599	$30,088	$44,902	$51,270	$44,856	$49,222
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.11%[5]	1.41%	1.12%[6]	1.19%	1.18%	1.14%
Net expenses[7,8]	0.80 [5,9]	0.80 [9]	0.82 [6]	0.80	0.80	0.80
Net investment income	3.82 [5]	4.60	3.99	3.60	3.50	2.60
PORTFOLIO TURNOVER RATE	11%[10]	100%[10]	154%[10]	64%[10]	83%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.10% and 0.80%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 280% for the six months ended June 30, 2008, and 802%, 603% and 585% for the years ended December 31, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

12	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.70	$9.94	$9.98	$10.26	$10.39	$10.52
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.17	0.43	0.37	0.34	0.31	0.20
Net realized and unrealized loss	(0.58)	(0.23)	(0.02)	(0.26)	(0.11)	(0.11)
Total income (loss) from operations	(0.41)	0.20	0.35	0.08	0.20	0.09
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.44)	(0.39)	(0.36)	(0.33)	(0.22)
Total distributions	(0.17)	(0.44)	(0.39)	(0.36)	(0.33)	(0.22)
NET ASSET VALUE, END OF PERIOD	$9.12	$9.70	$9.94	$9.98	$10.26	$10.39
Total return[4]	(4.25)%	2.09%	3.63%	0.80%	2.01%	0.86%
NET ASSETS, END OF PERIOD (000s)	$8,826	$10,816	$16,217	$25,054	$31,886	$42,442
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.38%[5]	1.60%	1.34%[6]	1.49%	1.68%	1.94%
Net expenses[7]	1.05 [5,8,9]	1.05 [8,9]	1.07 [6,9]	1.05 [9]	1.28 [10]	1.55 [11]
Net investment income	3.56 [5]	4.38	3.74	3.33	3.03	1.87
PORTFOLIO TURNOVER RATE	11%[12]	100%[12]	154%[12]	64%[12]	83%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.05%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]	As a result of voluntary expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.05%.

[10]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.

[11]	As a result of voluntary expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.55%.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 280% for the six months ended June 30, 2008, and 802%, 603% and 585% for the years ended December 31, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.77	$10.01	$10.05	$10.33	$10.46	$10.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.16	0.41	0.35	0.31	0.31	0.22
Net realized and unrealized loss	(0.58)	(0.23)	(0.02)	(0.26)	(0.10)	(0.10)
Total income (loss) from operations	(0.42)	0.18	0.33	0.05	0.21	0.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.42)	(0.37)	(0.33)	(0.34)	(0.25)
Total distributions	(0.16)	(0.42)	(0.37)	(0.33)	(0.34)	(0.25)
NET ASSET VALUE, END OF PERIOD	$9.19	$9.77	$10.01	$10.05	$10.33	$10.46
Total return[4]	(4.32)%	1.86%	3.37%	0.48%	2.01%	1.12%
NET ASSETS, END OF PERIOD (000s)	$13,248	$15,445	$21,377	$33,823	$44,738	$44,715
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.60%[5]	1.79%	1.60%[6]	1.66%	1.65%	1.65%
Net expenses[7,8]	1.30 [5,9]	1.30 [9]	1.32 [6]	1.30	1.30	1.30
Net investment income	3.31 [5]	4.13	3.49	3.07	3.00	2.08
PORTFOLIO TURNOVER RATE	11%[10]	100%[10]	154%[10]	64%[10]	83%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.58% and 1.30%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.30%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 280% for the six months ended June 30, 2008, and 802%, 603% and 585% for the years ended December 31, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

14	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS O SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.66	$9.91	$9.95	$10.25	$10.38	$10.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.19	0.47	0.42	0.39	0.38	0.29
Net realized and unrealized loss	(0.56)	(0.23)	(0.02)	(0.26)	(0.10)	(0.10)
Total income (loss) from operations	(0.37)	0.24	0.40	0.13	0.28	0.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.49)	(0.44)	(0.43)	(0.41)	(0.32)
Total distributions	(0.20)	(0.49)	(0.44)	(0.43)	(0.41)	(0.32)
NET ASSET VALUE, END OF PERIOD	$9.09	$9.66	$9.91	$9.95	$10.25	$10.38
Total return[4]	(3.93)%	2.49%	4.14%	1.28%	2.77%	1.87%
NET ASSETS, END OF PERIOD (000s)	$1,490	$1,816	$1,355	$1,231	$1,179	$1,257
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.05%[5]	1.02%	0.94%[6]	1.14%	1.03%	0.87%
Net expenses[7,8]	0.55 [5,9]	0.55 [9]	0.57 [6]	0.55	0.55	0.55
Net investment income	4.08 [5]	4.86	4.23	3.84	3.75	2.80
PORTFOLIO TURNOVER RATE	11%[10]	100%[10]	154%[10]	64%[10]	83%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92 % and 0.55%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class O shares will not exceed 0.55%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 280% for the six months ended June 30, 2008, and 802%, 603% and 585% for the years ended December 31, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

16	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions,

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Credit and market risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(h) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator.

18	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JUNE 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$76,534,216	$275,771	$76,258,445	—
Other financial instruments*	(70,178)	(70,178)	—	—
Total	$76,464,038	$205,593	$76,258,445	—

*	Other financial instruments may include options written, futures, swaps and forward contracts.

20	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended June 30, 2008, the Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 0.80%, 1.05%, 1.30% and 0.55% respectively.

During the six months ended June 30, 2008, LMPFA waived a portion of its fee in the amount of $84,165.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class B shares can

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

only be obtained through exchange and may be subject to the CDSC of the Fund that you originally purchased up to a maximum of 5.00%. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2008, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B
CDSCs	$24,000	$3,800

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$730,952	$205,150,524
Sales	4,758,228	211,887,293

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$358,079
Gross unrealized depreciation	(5,622,947)
Net unrealized depreciation	$(5,264,868)

At June 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 2-Year Notes	47	9/08	$9,927,563	$9,926,547	$(1,016)
U.S. Treasury Bond	5	9/08	573,603	577,968	4,365
U.S. Treasury 5-Year Notes	23	9/08	2,552,506	2,542,758	(9,748)
					$(6,399)
Contracts to Sell:
U.S. Treasury 10-Year Notes	48	9/08	5,404,471	5,468,250	$(63,779)
Net unrealized loss on open futures contracts					$(70,178)

22	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

During the six months ended June 30, 2008, options written transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Options written, outstanding December 31, 2007	68	$41,144
Options written	92	76,931
Options closed	(61)	(53,257)
Options expired	(99)	(64,818)
Options written, outstanding June 30, 2008	—	—

At June 30, 2008, the Fund held TBA securities with a total cost of $28,182,746.

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.25% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$34,388	$1,073	$4,662
Class B	25,059	131	3,074
Class C	53,036	403	2,107
Class O	—	350	1,603
Total	$112,483	$1,957	$11,446

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$542,669	$1,548,650
Class B	184,901	618,268
Class C	242,839	792,821
Class O	34,661	83,575
Total	$1,005,070	$3,043,314

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

7. Shares of beneficial interest

At June 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	237,293	$2,259,014	1,046,815	$10,242,840
Shares issued on reinvestment	43,898	414,440	121,709	1,190,041
Shares repurchased	(689,916)	(6,523,868)	(2,589,764)	(25,480,017)
Net decrease	(408,725)	$(3,850,414)	(1,421,240)	$(14,047,136)
Class B
Shares sold	62,749	$599,767	88,555	$863,308
Shares issued on reinvestment	13,257	125,824	39,509	388,356
Shares repurchased	(223,968)	(2,117,155)	(644,077)	(6,322,680)
Net decrease	(147,962)	$(1,391,564)	(516,013)	$(5,071,016)
Class C
Shares sold	124,429	$1,197,080	282,292	$2,803,671
Shares issued on reinvestment	13,888	132,723	42,652	422,236
Shares repurchased	(278,027)	(2,682,320)	(878,803)	(8,703,321)
Net decrease	(139,710)	$(1,352,517)	(553,859)	$(5,477,414)
Class O
Shares sold	7,670	$72,160	80,593	$795,482
Shares issued on reinvestment	2,085	19,698	5,198	50,892
Shares repurchased	(33,806)	(316,864)	(34,677)	(339,345)
Net increase (decrease)	(24,051)	$(225,006)	51,114	$507,029

8. Capital loss carryforward

On December 31, 2007, the Fund had a net capital loss carryforward of approximately $4,134,416, of which $39,501 expires in 2009, $43,014 expires in 2010, $256,139 expires in 2011, $1,521,817 expires in 2012, $1,144,175 expires in 2013, $762,359 expires in 2014 and $367,411 expires in 2015. These amounts will be available to offset any future taxable capital gains.

24	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the

26	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Subsequent event

The Board of Trustees of the Legg Mason Partners Income Trust, on behalf of Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Fund”), has approved a Plan of Reorganization pursuant to which the Fund’s assets would be transferred to, and its liabilities would be assumed by, Legg Mason Partners Government Securities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund would be distributed to Fund shareholders in redemption of their Fund shares, and the Fund would be terminated as a series of Legg Mason Partners Income Trust.

Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

Under the Plan, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. Holders of Class A, Class B and Class C shares of the Fund would receive Class A shares of the Acquiring Fund, and holders of Class O shares of the Fund would receive Class I shares of the Acquiring Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed to shareholders during the third calendar quarter of 2008. If the reorganization is approved by Fund shareholders, it is expected to occur during the fourth quarter of 2008. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares of the Fund subject to the limitations described in the Fund’s prospectus.

28	Legg Mason Partners Intermediate-Term U.S. Government Fund 2008 Semi-Annual Report

Legg Mason Partners

Intermediate-Term U.S. Government Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

(formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Intermediate-Term U.S. Government Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INTERMEDIATE-TERM U.S. GOVERNMENT FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Intermediate-Term U.S. Government Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pension & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide asset under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011225 8/08 SR08-638

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Not applicable.
Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 2, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 2, 2008